SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 29, 1996
                Date of Report (Date of earliest event reported)


                             ST. JUDE MEDICAL, INC.
               (Exact name of registrant as specified in charter)



   Minnesota                     0-8672                         41-1276891
--------------------        ------------------            ---------------------
(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)


                     One Lillehei Plaza, St. Paul, MN 55117
               (Address of principal executive offices) (Zip Code)

                                 (612) 483-2000
                Registrant's telephone number including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective November 29, 1996 St. Jude Medical, Inc. completed the acquisition from Telectronics Pacing Systems, Inc. of Englewood, Colorado, a wholly owned subsidiary of Pacific Dunlop, Ltd., substantially all of its cardiac rhythm management assets and the acquisition of Medtel, an Asia-Pacific medical products distribution business which is also related to Pacific Dunlop. The terms of both transactions were announced by the Company on October 23 and filed in a Form 8-K Current Report dated November 1, 1996.

St. Jude Medical paid $135 million in cash for the assets of Telectronics and Medtel. The Telectronics agreement also includes an earnout provision tied to future product sales which could result in additional payments of up to $40 million over six years if certain revenue milestones are achieved. The Company funded the acquisitions through a combination of $30 million in cash and a $105 million loan under its revolving credit facility. The terms of the acquisitions were the result of arms-length negotiations between the parties, and the acquisitions will be accounted for as a purchase. Among the assets St. Jude Medical is acquiring from Telectronics are extensive intellectual property assets, patent cross-licensing agreements, advanced bradycardia technology and global sales and marketing presence.

Products liability for all Telectronics products manufactured prior to November 30, 1996, will not pass to St. Jude Medical. This includes all liability related to Telectronics' AccufixTM pacemaker leads. Telectronics has opened the Accufix Research Institute in Englewood, Colorado, to deal with matters related to these lead products. St. Jude Medical will not manufacture these lead products nor have any role in the management of the Accufix Research Institute.

The Company expects to incur substantial charges as a result of integrating Telectronics into its Cardiac Rhythm Management division. Under purchase accounting, these charges will be reflected as additional goodwill as they pertain to Telectronics operations and as current period expense as they pertain to St. Jude Medical operations.


ITEM 7.  EXHIBITS

         (a) Financial Statements of Business Acquired:

             Pursuant to paragraph (a)(4) of Item 7 of Form
             8-K, financial statements will be filed with the Commission, if required, within 60 days subsequent to the due date of this report on Form
             8-K.

         (b) Proforma Financial Information:

             Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, proforma financial information will be filed with the Commission, if required, no later than 60 days after the due date of this report on Form 8-K.

         (c) Exhibits:

             2.1  Coordination and Adjustment Agreement dated September 24,
                  1996.
             2.2  Asset Purchase Agreement dated September 24, 1996.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ST. JUDE MEDICAL, INC.


Date    Dec. 16, 1996                   By    /s/ STEPHEN L. WILSON
      -------------------                     ---------------------------------
                                              Stephen L. Wilson
                                              Vice President - Finance
                                              and Chief Financial Officer



                                 EXHIBIT INDEX

 Exhibit
   No.       Description
--------     ------------------------

2.1 COORDINATION AND ADJUSTMENT AGREEMENT ( "Agreement") dated as of September 24, 1996 by and among O Acquisition, Inc. ("Buyer"), a Delaware corporation and wholly owned subsidiary of St. Jude Medical, Inc. and each of the parties set forth on the signature pages under the heading "Sellers", together with any additional parties executing a counterpart to Agreement pursuant to Section 3.9.

2.2 ASSET PURCHASE AGREEMENT, dated as of September 24, 1996 (as amended from time to time, the "Agreement"), by and among O Acquisition, Inc., a Delaware corporation ("Buyer"), Telectronics Pacing Systems, Inc., a Delaware corporation ("TPSI") and TPLC, Inc., a Delaware corporation (d/b/a Telectronics Pacing Systems) ("TPLC," together with TPSI, the "Sellers").

                  Pursuant to Item 601(b)(2) of Regulation S-K, the registrant has omitted the following schedules, exhibits and other agreements and agrees to furnish supplementally a copy of any such omitted schedules, exhibits and agreements to the Commission upon request.

Schedule 1.1(j) - Certain Prepaid Expenses Schedule

Schedule 1.1(m) - Other
                  Purchased Assets Schedule

Schedule 1.2(h) - Accufix Research Institute Schedule

Schedule 1.2(j) - Affiliated Agreements Schedule

Schedule 2.1(b) - Contingent Payments Schedule

Schedule 3.2(b) - Product Liability Litigation Schedule

Schedule 4.3 -    Consents/Conflicts Schedule

Schedule 4.4 -    Compliance with Laws Schedule

Schedule 4.6 -    Conduct with Domestic Operations Schedule

Schedule 4.8 -    Taxes Schedule

Schedule 4.9 -    Encumbrances Schedule

Schedule 4.11 -   Real Property Schedule

Schedule 4.12 -   Inventory Schedule

Schedule 4.13 -   Personal Property Schedule

Schedule 4.14 -   Governmental Permits Schedule

Schedule 4.15 -   Proprietary Rights Schedule

Schedule 4.16 -   Employee Benefits Schedule

Schedule 4.17 -   Contracts Schedule

Schedule 4.18     Status of Contracts Schedule

Schedule 4.19     Environmental Matters Schedule

Schedule 4.20     Legal Proceedings Schedule

Schedule 7.2      Retained Employees Schedule

Schedule 8.4      Necessary Governmental Approvals Schedule

Schedule 9.5      Guarantees Schedule

Schedule 12.13    "Knowledge" Schedule

Exhibit A         Consulting Agreement

Exhibit B         Opinion of Counsel to Sellers

Exhibit C         Other Conditions

Exhibit D         Opinion of Counsel to Buyer

Exhibit E         Guaranty


Variation Agreement dated as of 29 November 1996 between O Acquisition, Inc., Telectronics Pty, Ltd., and Medical Telectronics Pty, Ltd.

First Amendment to Coordination and Adjustment Agreement dated as of 29 November 1996 between O Acquisition, Inc., Pacesetter, Inc., Telectronics Pacing Systems, Inc., TPLC, Inc., Medical Telectronics Pty, Ltd., Telectronics Pty, Ltd. and each of the parties set forth on the signature pages under the heading "Sellers".

International Purchase Agreements between various St. Jude Medical, Inc. subsidiaries and Telectronics legal entities in the following countries:
Australia, France, Germany, Canada, U.K., Belgium, Austria, Denmark, Netherlands, Brazil, Hong Kong, New Zealand, Netherland Antilles, all of which are substantially in the form of the Asset Purchase Agreement, except as necessary to comply with local laws and regulations.